                                                                    EXHIBIT 4.13


                   FIRST AMENDMENT TO AMENDED AND RESTATED
                      SENIOR SUBORDINATED NOTE AGREEMENT

     This FIRST AGREEMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED NOTE AGREEMENT (this "Amendment") is dated as of March 20, 1998 and entered into by and among Favorite Brands International Inc., a Delaware corporation ("Company"), and the lenders listed on the signature pages hereof ("Lenders") and is made with reference to that certain Amended and Restated Senior Subordinated Note Agreement dated as of September 12, 1997 (the "Note Agreement "), by and among Company and Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Note Agreement.


                                   RECITALS

     WHEREAS, Company and Lenders desire to amend the Note Agreement as set forth below:

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     SECTION 1. AMENDMENT TO THE NOTE AGREEMENT

     Clause (ii) of the definition of Permitted Indebtedness contained in Schedule B of the Note Agreement is hereby amended by deleting clause (3) thereof in its entirety and renumbering clause (4) thereof as clause (3).

     SECTION 2. REPRESENTATIONS AND WARRANTIES

     Company represents and warrants to each Lender that:

     A. POWER. Company and each Guarantor has the power and authority to execute and deliver this Amendment and to perform its Obligations under the Note Agreement as amended by this Amendment (the "Amended Agreement").

     B. AUTHORIZATION; NO CONTRAVENTION. The execution and delivery by Company and Guarantors of this Amendment and the performance by Company and Guarantors of the Amended Agreement have duly authorized by all necessary corporate action, and do not and will not:

          (i)   contravene the terms of any such Person's Organizational
Documents;

          (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

          (iii) violate any Requirement of Law.

          C. GOVERNMENTAL AUTHORIIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution or delivery by Company of this Amendment or the performance by, or enforcement against, Company of the Amended Agreement.

          D. BINDING EFFECT. This Amendment and the Amended Agreement constitute the legal, valid and binding obligations of Company and each Guarantor, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          SECTION 3. MISCELLANEOUS

          A.    REFERENCE TO AND EFFECT ON THE NOTE AGREEMENT.

          (i) On and after the date hereof, each reference in the Note Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Note Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specially amended by this Amendment, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Lender under, the Note Agreement.

         B. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with, and the rights of the parties, shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

          C. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. This Amendment shall become effective as of September 12, 1997 upon the execution of a counterpart hereof by Company, Guarantors and Required Lenders and receipt by Company of written notification of such execution.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   FAVORITE BRANDS INTERNATIONAL, INC.


                                   By: [SIGNATURE ILLEGIBLE]
                                      --------------------------------
                                   Title: Vice President
                                         -----------------------------



                                   SATHERS, INC.


                                   By: [SIGNATURE ILLEGIBLE]
                                      --------------------------------
                                   Title: Vice President
                                         -----------------------------



                                   SATHER TRUCKING CORPORATION


                                   By: [SIGNATURE ILLEGIBLE]
                                      --------------------------------
                                   Title: Vice President
                                         -----------------------------



                                   FARLEY CANDY COMPANY


                                   By: [SIGNATURE ILLEGIBLE]
                                      --------------------------------
                                   Title: Vice President
                                         -----------------------------

                                         TROLLI, INC


                                         By: [SIGNATURE ILLEGIBLE]
                                            ---------------------------------
                                         Title: Vice President
                                               ------------------------------


                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION


                                         By: /s/ Alan W. Wray
                                            ---------------------------------
                                         Title: Vice President
                                               ------------------------------



                                         NEW YORK LIFE INSURANCE COMPANY


                                         By: /s/ Steven M. Benevento
                                            ---------------------------------
                                         Title: Investment Manager
                                               ------------------------------



                                         NEW YORK LIFE INSURANCE AND
                                         ANNUITY CORPORATION


                                         By: /s/ Steven M. Benevento
                                            ---------------------------------
                                         Title: Investment Manager
                                               ------------------------------


                                         OAK HILL SECURITIES FUND, LP.


                                         By: Oak Hill Securities GenPar, L.P.
                                             its General Partner

                                         By: Oak Hill Securities MSP, Inc.,
                                             its General Partner

                                         By: /s/ Scott D. Krase
                                            ---------------------------------
                                            Name   SCOTT D. KRASE
                                            Title  Vice President

                                        AMERICAN GENERAL LIFE AND
                                        ACCIDENT INSURANCE COMPANY

                                        THE VARIABLE ANNUITY LIFE
                                        INSURANCE COMPANY

                                        THE FRANKLIN LIFE INSURANCE COMPANY

                                        By: /s/ Peter V. Tuters
                                          --------------------------------------
                                        Title: Peter V. Tuters
                                              ----------------------------------
                                               Investment Officer

                                        BANK OF AMERICA NATIONAL TRUST
                                        & SAVINGS ASSOCIATION

                                        By: /s/ Jonathan M. Kites
                                           -------------------------------------
                                        Title: Jonathan M. Kites
                                              ----------------------------------
                                               Attorney-in-Fact

                                        THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES

                                        By:_____________________________________
                                        Title:__________________________________

                                        THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES

                                        By:_____________________________________
                                        Title:__________________________________

                                        GREAT AMERICAN INSURANCE COMPANY

                                        By: [SIGNATURE ILLEGIBLE]
                                          --------------------------------------
                                        Title: Asst. Vice President
                                              ----------------------------------

                                         GREAT AMERICAN LIFE INSURANCE
                                         COMPANY


                                         By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------
                                         Title: Senior Vice President
                                               ---------------------------


                                         SENIOR HIGH INCOME PORTFOLIO, INC.


                                         By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------
                                         Title:___________________________



                                         DEBT STRATEGIES FUND, INC.


                                         By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------
                                         Title:___________________________



                                         METROPOLITAN LIFE INSURANCE COMPANY



                                         By: [SIGNATURE ILLEGIBLE]
                                            ------------------------------
                                         Title: Director
                                               ---------------------------



                                         OCTAGON BOND TRUST



                                         By:______________________________
                                         Title:___________________________


                                         ORIX USA CORPORATION


                                         By:______________________________
                                         Title:___________________________

                                PAMCO CAYMAN LTD,


                                By:________________________________
                                Title:_____________________________


                                PARIBAS CAPITAL FUNDING LLC


                                By:___________________________________
                                Title:________________________________


                                TCW LEVERAGED INCOME TRUST, L.P.
                                By TCW Advisors (Bermuda), Limited, as General Partner
                                By TCW Investment Management Company, as
                                Investment Advisor

                                /s/ Jean-Hart Chapus
                                --------------------------------------
                                Jean-Hart Chapus
                                Managing Director

                                By: /s/ Melissa Weiler
                                   -----------------------------------
                                Title: Melissa Weiler
                                      --------------------------------
                                       Managing Director


                                THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY

                                By: /s/ Richard A. Strait
                                   -----------------------------------
                                Title: Its authorized representative
                                      --------------------------------


                                MERRILL LYNCH ASSET
                                MANAGEMENT as Investment Advisor
                                by Merrill Lynch Debt Strategies Portfolio

                                By: /s/ [SIGNATURE ILLEGIBLE]
                                   -----------------------------------
                                Title:________________________________


                                BHF-BANK AKTIENGESELLSCHAFT

                                By: /s/ [SIGNATURE ILLEGIBLE]
                                   -----------------------------------
                                Title: ???   ????
                                      --------------------------------

                                ALLIANCE CAPITAL MANAGEMENT


                                By:________________________________
                                Title:_____________________________


                                CONTINENTAL CASUALTY COMPANY


                                By:___________________________________
                                Title:________________________________


                                POLLY & CO.


                                By:___________________________________
                                Title:________________________________


                                HARE & CO.

                                By:___________________________________
                                Title:________________________________


                                CHASE SECURITIES, INC.

                                By: /s/ Geoffrey P. Sherry
                                   -----------------------------------
                                Title: Managing Director
                                      --------------------------------


                                MERRILL LYNCH GLOBAL INVESTMENT SERIES
                                INCOME STRATEGIES PORTFOLIO
                                By Merrill Lynch Asset Management as Investment Advisor

                                By: /s/ [SIGNATURE ILLEGIBLE]
                                   -----------------------------------
                                Title:________________________________